UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 March 22, 2010
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                                  CYTODYN INC.
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter

         Colorado                 000-49908               75-3056237
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                  1511 Third Street, Santa Fe, New Mexico 87505
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                 (505) 988-5520
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                 Not applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01  REGULATION FD DISCLOSURE.

     The Company issued a press release on March 22, 2010 (attached hereto as Exhibit 99) regarding accelerating the collection of two data points in the clinical trial being conducted by Massachusetts General Hospital.

     The Company has agreed to provide an additional $204,000 to Massachusetts General Hospital in connection with the current clinical trial of Cytolin(R), the Company's novel immune therapy for treating HIV/AIDS. This will enable the Principal Investigator to hire two additional personnel in order to ensure that two key data points from the study will be available by December 31, 2010. For details about the clinical trial visit http://clinicaltrials.gov and enter Cytolin as a search term.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

     Exhibit 99 Press Release regarding the Company to Increase Study Budget to Accelerate Clinical Trial dated March 22, 2010


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CYTODYN INC.


Date: March 22, 2010                    /s/ Allen D. Allen
                                        ----------------------------
                                        Allen D. Allen
                                        President